                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):   May 31, 1995
                                                          ----------------


                      AMERICAN SPORTS HISTORY INCORPORATED
- ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                      33-55254-46                 87-0485307
- ----------------            -------------------         ------------------
(State or other                 (Commission              (I.R.S. Employer
jurisdiction of                 File Number)              Identification
incorporation)                                                Number)


18-1 Heritage Drive, Chatham, New Jersey                      07928
- -----------------------------------------                  ------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:    (201) 635-0665
                                                   -----------------------


                              Fans Holdings, Inc.
                    5635 North Scottsdale Road, Suite A-150
                           Scottsdale, Arizona 85250
- -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Total sequentially numbered pages in this document:   13.
                                                   --------

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS


       a.   Financial Statements of Businesses Acquired:

            Infinet, Inc. --

              Report of Independent Public Accountants --
                J.H. Cohn & Company
              Balance Sheets --
                July 31, 1995 and 1994
              Statements of Operations and Retained Earnings
              (Accumulated Deficit) --
                Years Ended July 31, 1995 and 1994
              Statements of Cash Flows --
                Years Ended July 31, 1995 and 1994
              Notes to Financial Statements


       b.   Pro Forma Financial Information:

            As American Sports History Incorporated was a development stage company from August 9, 1990 (inception) through June 30, 1995, and had no operations, pro forma financial information is not presented.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       AMERICAN SPORTS HISTORY INCORPORATED
                                       -------------------------------------
                                                   (Registrant)





Date:  July 18, 1996                   By:  /s/ VINCENT M. NERLINO
                                          ----------------------------------
                                                Vincent M. Nerlino
                                                President

                       [J. H. COHN & COMPANY LETTERHEAD]



                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Stockholder
Infinet, Inc.


We have audited the accompanying balance sheets of INFINET, INC. as of July 31, 1995 and 1994, and the related statements of operations and retained earnings (accumulated deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Infinet, Inc. as of July 31, 1995 and 1994, and its results of operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.

As described in Note 2 to the financial statements, the Company changed its method of valuing marketable equity securities in 1995.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company incurred a net loss of $276,189 for the year ended July 31, 1995 and, as of that date, it had a stockholder's deficiency of $53,885. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                              /s/ J.H. COHN & COMPANY
                                              ------------------------------
                                                  J.H. Cohn & Company


Roseland, New Jersey
November 6, 1995

                                 INFINET, INC.


                                 BALANCE SHEETS
                             JULY 31, 1995 AND 1994



                  ASSETS                               1995         1994
                  ------                               ----         ----
Cash                                                 $  9,043     $ 20,025
Investments in marketable equity securities           300,319      209,749
Furniture and equipment, at cost, less
  accumulated depreciation of $11,765
  and $7,639                                           24,639       28,767
Advances to related parties                                        270,321
Deferred tax assets                                    40,000
Other assets                                            6,433        3,442
                                                     --------     --------
      Totals                                         $380,434     $532,304
                                                     ========     ========


LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIENCY)
- -------------------------------------------------

Liabilities:
  Note payable                                       $150,000     $150,000
  Income taxes payable                                 72,000      142,000
  Accrued expenses and other liabilities              212,319       18,000
                                                     --------     --------
      Total liabilities                               434,319      310,000
                                                     --------     --------

Stockholder's equity (deficiency):
  Common stock, no par value; 1,500 shares
    authorized; 1,000 shares issued and
    outstanding, at stated value                        1,000        1,000
  Retained earnings (accumulated deficit)             (54,885)     221,304
                                                     --------     --------
      Total stockholder's equity (deficiency)         (53,885)     222,304
                                                     --------     --------

      Totals                                         $380,434     $532,304
                                                     ========     ========



See Notes to Financial Statements.

                                 INFINET, INC.

      STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (ACCUMULATED DEFICIT)
                       YEARS ENDED JULY 31, 1995 AND 1994



                    OPERATIONS                           1995         1994
                    ----------                           ----         ----
Revenues:
  Net realized and unrealized gains (losses)
    from marketable equity securities                  $(249,917)    $354,694
  Consulting fees                                        257,000       31,250
  Other                                                    7,844       13,333
                                                       ---------     --------
      Totals                                              14,927      399,277
                                                       ---------     --------

Expenses:
  General and administrative                             307,998       40,561
  Interest                                                22,667
  Nonrecurring item - write-off of advances
    to related party                                     431,751
                                                       ---------     --------
      Totals                                             762,416       40,561
                                                       ---------     --------

Income (loss) before income taxes                       (747,489)     358,716

Provision (credit) for income taxes                     (254,500)     142,000
                                                       ---------     --------

Income (loss) before cumulative effect of
  change in accounting method                           (492,989)     216,716

Cumulative effect of change in accounting
  method, net of deferred income taxes
  of $144,500                                           (216,800)
                                                       ---------     --------

Net income (loss)                                       (276,189)     216,716

     RETAINED EARNINGS (ACCUMULATED DEFICIT)
     ---------------------------------------

Balance, beginning of year                               221,304        4,588
                                                       ---------     --------

Balance, end of year                                   $ (54,885)    $221,304
                                                       =========     ========



See Notes to Financial Statements.

                                 INFINET, INC.


                            STATEMENTS OF CASH FLOWS
                       YEARS ENDED JULY 31, 1995 AND 1994


                                                          1995         1994
                                                          ----         ----
Operating activities:
  Net income (loss)                                   $(276,189)     $ 216,716
  Adjustments to reconcile net income (loss)
    to net cash provided by (used in)
    operating activities:
    Marketable equity securities received for
      services performed                               (138,500)
    Income from services performed in lieu of
      repayment of outstanding liabilities             (100,000)
    Depreciation                                          4,128          4,779
    Write-off of advances to related party              431,751
    Deferred income taxes                               (40,000)
    Cumulative effect of change in method of
      valuing marketable equity securities             (216,800)
    Changes in operating assets and liabilities:
      Marketable equity securities                      159,730       (163,106)
      Other assets                                       (2,991)        (3,442)
      Income taxes payable                              (70,000)       138,592
      Accrued expenses and other liabilities            194,319         18,000
                                                      ---------      ---------
        Net cash provided by (used in)
          operating activities                          (54,552)       211,539
                                                      ---------      ---------

Investing activities:
  Advances to related parties                          (196,646)      (547,690)
  Repayment of advances from related parties             35,216        209,000
  Purchases of furniture and equipment                                  (5,000)
                                                      ---------      ---------
        Net cash used in investing activities          (161,430)      (343,690)
                                                      ---------      ---------
Financing activities - proceeds from
  issuances of notes                                    205,000        150,000
                                                      ---------      ---------

Net increase (decrease) in cash                         (10,982)        17,849
Cash, beginning of year                                  20,025          2,176
                                                      ---------      ---------

Cash, end of year                                     $   9,043      $  20,025
                                                      =========      =========

Supplemental disclosure of cash flow data:
  Income taxes paid                                                  $   7,025
                                                                     =========

  Interest paid                                       $   5,000
                                                      =========


Supplemental schedule of noncash investing and financing activities:
  During 1995, the Company transferred marketable equity securities with a market value of approximately $105,000 and a carrying value of $234,375 to a creditor as repayment of outstanding liabilities of $105,000.


See Notes to Financial Statements.

                                 INFINET, INC.


                         NOTES TO FINANCIAL STATEMENTS


Note 1 - Business activities:

           The operations of Infinet, Inc. (the "Company") have been comprised primarily of the provision of consulting services, including services whereby it has assisted clients in enhancing the recognition of their business activities by brokers, dealers, financial analysts and others in the investment banking and financial communities, primarily for purposes of enabling those clients to increase the value of their businesses and raise capital. In addition, the Company has engaged in a variety of investment transactions for its own account, including buying, holding and selling marketable equity securities and providing loans to related parties.

           Management plans to have the Company focus its activities on new operations primarily comprised of developing, publishing and distributing a variety of nostalgic sports magazines and marketing an array of memorabilia products through affiliations with major sports organizations. Management is also considering the development by the Company of an entertainment division that would produce audio and video tapes on sports celebrities of the past and a retail division that would market fashion and decorative accessory products that emphasize sports and its history.

Note 2 - Summary of significant accounting policies:

           Basis of presentation:

             The Company incurred a net loss of $276,189 for the year ended July 31, 1995 and, as of that date, had a stockholder's deficiency of $53,885. Effective August 21, 1995, the Company transferred substantially all of its assets and certain of its liabilities, the net carrying value of which was approximately $119,000 as of July 31, 1995, to its sole stockholder thereby reducing outstanding accrued liabilities to the stockholder by the same amount (see Note
             8). Accordingly, management believes the Company will need additional financing to continue to operate as a going concern and fund the development of the new planned operations described in
             Note 1.

             To obtain such additional financing, management is planning the private placement by the Company of 4,000,000 units at $.50 per unit, with each unit comprised of one share of common stock and one redeemable warrant for the purchase of one share of common stock at $.75 per share. If all of the units are sold, management estimates that the Company would receive proceeds, net of commissions and expenses, of approximately $1,740,000. However, as of November 6, 1995, the Company had not obtained a firm commitment for the sale of any units, and there is no assurance that any of the units will be sold.

                                 INFINET, INC.


                         NOTES TO FINANCIAL STATEMENTS


Note 2 - Summary of significant accounting policies (continued):

           Basis of presentation (concluded):

             In addition, even if all of the units are sold, there is no assurance that the estimated net proceeds will be sufficient to enable the Company to develop any or all of its proposed new lines of business to a point where it will be generating profits and cash flows from operations. Management intends to use any funds obtained from the private placement initially for the development of the sports publishing and memorabilia marketing operations. If additional funds are needed to sustain those operations or develop other planned activities, management would attempt to generate such funds through another private placement of equity securities during the three months ending September 30, 1996.

             The accompanying financial statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. If it is unable to complete the private placement (or obtain financing through other means) and generate profitable operations and cash flows from operations, the Company may be unable to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

           Investments in marketable equity securities:

             Effective August 1, 1994, the Company adopted the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities," ("SFAS 115"). Generally, the Company acquires marketable equity securities with the objective of generating profits based on short-term price differences and holds such investments for relatively short periods of time. Pursuant to SFAS 115, marketable equity securities acquired for the purpose of generating short-term profits are required to be classified as "trading securities" and carried at "fair" value at each reporting date. Unrealized gains and losses resulting from the valuation at fair value of trading securities are included in results of operations.

             The Company determines fair value based on the last quoted sales price, or the last quoted bid price when no sale occurs on the valuation date. If such quotes are not available, management determines fair value by taking into consideration, among other things, recent trading activity, if any, in the issue, available market prices on comparable marketable securities and the financial condition and operating results of the issuer.

                                 INFINET, INC.


                         NOTES TO FINANCIAL STATEMENTS


Note 2 - Summary of significant accounting policies (concluded):

           Investments in marketable equity securities (concluded):

             Securities transactions are recorded on the trade date. Net realized gain or loss on sales of securities is generally determined on a first-in, first-out basis.

             Prior to the adoption of SFAS 115, investments in marketable equity securities were carried at the lower of cost or market value. The cumulative effect of adopting SFAS 115 as of August 1, 1994 and recognizing net unrealized gains on trading securities, net of related deferred tax liabilities, as of that date was $216,800, the benefit of which is shown separately in the Company's 1995 statement of operations. The financial statements as of and for the year ended July 31, 1994 have not been restated.

           Furniture and equipment:

             Furniture and equipment are carried at cost, less accumulated depreciation. Depreciation is provided using accelerated methods over the estimated useful lives of the assets which range from five to seven years.

           Statement of cash flows:

             The Company considers equity investments as operating assets for statement of cash flows purposes.

           Accounting for income taxes:

             Effective August 1, 1993, the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," ("SFAS 109") which utilizes an asset and liability approach to financial accounting and reporting for income taxes. Under this approach, deferred income tax assets and liabilities are computed annually for temporary differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the temporary differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The income tax provision or credit is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

             The adoption of SFAS 109 has been applied prospectively. The cumulative effect of the change in the method of accounting for income taxes on years prior to 1993 was immaterial.

                                 INFINET, INC.


                         NOTES TO FINANCIAL STATEMENTS


Note 3 - Cash:

           The Company maintains cash deposits with banks and brokers. At times, such deposits exceed applicable insurance limits. The Company reduces its exposure to credit risk by maintaining such deposits with high quality financial institutions.

Note 4 - Transactions and balances with related parties:

           Advances to related parties as of July 31, 1994 consisted of the following:

             Noninterest bearing advances (A)                       $254,605
             Other (B)                                                15,716
                                                                    --------
                 Total                                              $270,321
                                                                    ========

             (A) The advances were part of total advances of $431,751 that were made to a publisher of nostalgic sports magazines through July 1995 to finance its operations. The husband of the sole stockholder of the Company was the president of the publishing company. During 1995, management of the Company determined that the publisher would not be able to repay the advances and the Company wrote off the receivable.

             (B) Repaid during 1995.

Note 5 - Accrued expenses and other liabilities:

           Accrued expenses and other liabilities consist of the following:

                                                        1995       1994
                                                        ----       ----
             Accrued compensation                     $118,980
             Accrued professional fees                  25,000
             Accrued interest                           17,500
             Advances                                   25,000    $18,000
             Other accrued expenses                     25,839
                                                      --------    -------
                  Totals                              $212,319    $18,000
                                                      ========    =======

Note 6 - Note payable:

           The unsecured note payable of $150,000 outstanding at July 31, 1995 bears interest at 10% per annum. The note, which was originally payable on May 24, 1995, was assumed by the Company's stockholder in connection with the distribution described in Note 8.

                                 INFINET, INC.


                         NOTES TO FINANCIAL STATEMENTS


Note 7 - Income taxes:

           The provision (credit) for income taxes on income (loss) before cumulative effect of change in accounting method is comprised of the following:

                                                           1995        1994
                                                           ----        ----
             Current:
               Federal                                 $ (70,000)    $110,000
               State                                                   32,000
                                                       ---------     --------
                 Totals                                  (70,000)     142,000
                                                       ---------     --------

             Deferred:
               Federal                                  (152,000)
               State                                     (32,500)
                                                       ---------
                 Total                                  (184,500)
                                                       ---------     --------

                 Totals                                $(254,500)    $142,000
                                                       =========     ========

           A reconciliation of the expected Federal income tax (computed based on the application of Federal statutory income tax rates to income
           (loss) before income taxes and the cumulative effect of the change in accounting method) to the actual provision (credit) for income tax follows:

                                             1995                   1994
                                    ---------------------    ------------------
                                     Amount       Percent     Amount    Percent
                                    ---------     -------    --------   -------
             Federal income tax
               at statutory rates   $(254,000)    (34.0)%    $122,000    34.0%
             Increase (decrease)
               in tax resulting
               from:
               State income taxes,
                 net of Federal
                 benefit              (21,500)     (2.9)       20,000     5.6
               Deferred tax
                 valuation
                 allowance             21,000       2.8
                                    ---------     -----      --------   -----
                   Totals           $(254,500)    (34.1)%    $142,000    39.6%
                                    =========     =====      ========   =====

           Net deferred tax assets consisted of the following as of July 31, 1995:

             Deferred tax assets                            $ 61,000
             Valuation allowance                             (21,000)
                                                            --------

                  Total                                     $ 40,000
                                                            ========

           Net deferred tax assets at July 31, 1995 reflect the deferred credit for income taxes on income before the cumulative effect of the change in accounting method of $184,500 less the deferred provision attributable to such cumulative effect of $144,500 in 1995.

                                 INFINET, INC.


                         NOTES TO FINANCIAL STATEMENTS


Note 7 - Income taxes (concluded):

           Deferred tax assets are the result of the effects of an officer's compensation arrangement and the valuation of marketable securities.

Note 8 - Subsequent events:

           Effective August 21, 1995, the Company transferred its cash, investments and furniture and fixtures and its note payable and certain other liabilities, the net carrying value of which was approximately $119,000 as of July 31, 1995, to its sole stockholder thereby reducing outstanding accrued liabilities to the stockholder by the same amount.

           Also effective August 21, 1995, the sole stockholder transferred all of the outstanding common stock of the Company to American Sports History, Inc. ("ASPH"), in exchange for the issuance to her husband of 5,000,000 common shares of ASPH (or 83.3% of the total shares of ASPH outstanding after such issuance). ASPH is a publicly-held, development stage enterprise that also has limited resources. ASPH will be merged into the Company, and it is expected that the exchange of shares and merger will be accounted for as a "reverse acquisition" in which the Company will be considered to be the acquiror for financial reporting purposes.

           Management intends to change the year end of the combined companies to December 31 commencing with the period ending December 31, 1995.



                                   *   *   *